                                                                    EXHIBIT 99.3

                         CONSENT OF NOMINEE DIRECTOR

         Pursuant to Rule 438, promulgated under the Securities Act of 1933, I, Oakleigh Thorne, hereby consent to the use of my name and any references to me as a nominee director of deltathree.com, Inc. (the "Company") in the registration statement on Form S-1 of the Company, filed with the Securities and Exchange Commission, and all amendments thereto.




                                                             /s/ Oakleigh Thorne
                                                             -------------------
                                                             Oakleigh Thorne


Dated:  November      , 1999